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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 10, 2006

                                  ZHONGPIN INC.
               (Exact name of registrant as specified in charter)

             DELAWARE              333-112111                   54-2100419
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

         21 CHANGSHE ROAD, CHANGGE CITY, HENAN PROVINCE
                 THE PEOPLE'S REPUBLIC OF CHINA
            (Address of principal executive offices)          (Zip Code)

                               011 86 374-6216633
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 10, 2006, the registrant issued a press release announcing
(i) certain financial results for the fiscal quarter ended June 30, 2006 and
(ii) a conference call to be held by the registrant on Thursday, August 10, 2006 at 8:00 a.m. Eastern Standard Time to discuss the results of operations for the quarter and six months ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

         The description of the registrant's press release call in Item 2.02 above is incorporated herein by reference.

         The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 7.01 Regulation FD." The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits. The following exhibit is furnished herewith:


Exhibit No.       Document
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99.1              Press Release of Zhongpin Inc., dated August 10, 2006.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ZHONGPIN INC.
                                           (Registrant)





                                           By: /s/ Xianfu Zhu
                                               ------------------------------
                                           Name:  Xianfu Zhu
                                           Title: Chief Executive Officer

Dated: August 10, 2006





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                                  EXHIBIT INDEX

Exhibit No.           Document
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99.1                  Press Release of Zhongpin Inc., dated August 10, 2006.